UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  MAY 11, 2006
                Date of Report (Date of earliest event reported)

                            COLONIAL COMMERCIAL CORP.
               (Exact name of Registrant as Specified in Charter)


         NEW YORK                      1-6663               11-2037182
(State or other Jurisdiction     (Commission File         (IRS Employer
     of Incorporation)                 Number)          Identification No.)


              275 WAGARAW ROAD, HAWTHORNE,                     07506
                      NEW JERSEY
        (Address of Principal Executive Offices)             (Zip Code)

        Registrant's Telephone Number, Including Area Code: 973-427-8224


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On May 11, 2006, Stuart H. Lubow and Phillip Siegel became Directors of the Company. Mr. Siegel will also serve on the Audit Committee of the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.                      Description


  99.1                           Press Release dated May 15, 2006


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COLONIAL COMMERCIAL CORP.
                                      -------------------------
                                            (Registrant)

                                          /s/ William Salek
                                          -----------------
                                            William Salek
Date: May 16, 2006                    Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.                      Description


  99.1                           Press Release dated May 15, 2006